Exhibit 10.3

EXECUTION VERSION

SECOND AMENDMENT TO NOTE AND GUARANTY AGREEMENT

THIS SECOND AMENDMENT TO NOTE AND GUARANTY AGREEMENT (this “Amendment”), is made and entered into as of December 30, 2020, by and among Americold Realty Operating Partnership, L.P., a Delaware limited partnership (the “Issuer”), Americold Realty Trust, a Maryland real estate investment trust (the “Parent Guarantor” and, together with the Issuer, the “Constituent Companies”), and the holders of Notes (as defined in the Note Agreement defined below) (together with their successors and assigns, the “Noteholders”) that are signatories hereto.

W I T N E S S E T H:

WHEREAS, the Constituent Companies and the Purchasers named in the Purchaser Schedule thereto are parties to the Note and Guaranty Agreement, dated as of December 4, 2018 (as amended by the First Amendment to Note and Guaranty Agreement dated as of April 23, 2019, as further amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement) pursuant to which the Purchasers purchased Notes from the Issuer;

WHEREAS, the Constituent Companies have requested certain amendments to the Note Agreement; and

WHEREAS, the Noteholders signatory hereto, which constitute the Required Holders, are willing to amend the Note Agreement, subject to the terms and conditions hereof.

NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the Constituent Companies and the Required Holders agree as follows:

SECTION 1.    AMENDMENTS TO NOTE AGREEMENT.

1.1.    Section 7.5(d) of the Note Agreement shall be and hereby is amended by replacing “the Company” with “such Constituent Company” in each instance contained herein.

1.2.    The first sentence of Section 9.10 of the Note Agreement shall be and hereby is amended by replacing “the Company” with “the Constituent Companies”.

1.3.    Section 10.2(c) of the Note Agreement shall be and hereby is amended and restated in its entirety to read as follows:

(c) in the case of any such transaction involving a Subsidiary Guarantor, the successor formed by such consolidation or the survivor of such merger or the Person that acquires by conveyance, transfer or lease all or substantially all of the assets of such Subsidiary Guarantor as an entirety, as the case may be, shall be a solvent entity that is organized and existing under the laws of the United States or any state thereof (including the District of Columbia) or the jurisdiction of organization of such Subsidiary Guarantor and, if such Subsidiary Guarantor or another Subsidiary Guarantor is not such entity, (1) such entity shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of the Subsidiary Guaranty Agreement and (2) the Constituent Companies shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof.

1.4.    Section 23.2 of the Note Agreement shall be and hereby is amended and restated in its entirety to read as follows:

Section 23.2    Accounting Terms. All accounting terms used herein which are not expressly defined in this Agreement have the meanings respectively given to them in accordance with GAAP. Except as otherwise specifically provided herein, (a) all computations made pursuant to this Agreement shall be made in accordance with GAAP, and (b) all financial statements shall be prepared in accordance with GAAP. For purposes of determining compliance with this Agreement (including Section 9, Section 10 and the definition of “Indebtedness”), any election by the Parent Guarantor or any Subsidiary to measure any financial liability using fair value (as permitted by Financial Accounting Standards Board Accounting Standards Codification Topic No. 825-10-25 – Fair Value Option, International Accounting Standard 39 – Financial Instruments: Recognition and Measurement or any similar accounting standard) shall be disregarded and such determination shall be made as if such election had not been made.

1.5.    Section 23.7(c) of the Note Agreement shall be and hereby is amended and restated in its entirety to read as follows:

(c)    Each party hereto consents to process being served by or on behalf of any other party hereto in any suit, action or proceeding of the nature referred to in Section 23.7(a) by mailing a copy thereof by registered, certified, priority or express mail (or any substantially similar form of mail), postage prepaid, return receipt or delivery confirmation requested, to it at its address specified in Section 19 or at such other address of which such party shall then have been notified pursuant to said Section. Each party hereto agrees that such service upon receipt (1) shall be deemed in every respect effective service of process upon it in any such suit, action or proceeding and (2) shall, to the fullest extent permitted by applicable law, be taken and held to be valid personal service upon and personal delivery to it. Notices hereunder shall be conclusively presumed received as evidenced by a delivery receipt furnished by the United States Postal Service or any reputable commercial delivery service.

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1.6.    Schedule A to the Note Agreement shall be and hereby is amended by adding or amending and restating, as applicable, in the correct alphabetical order the following definitions:

“Aggregate Qualified Asset Amount” means, at any time, the sum, without duplication, of:

(a)    with respect to Qualified Assets, other than Qualified Assets described in clauses (b), (c), (d), (e) and (f) below, the Eligible Value of such Qualified Assets at such time, plus

(b)    with respect to any Qualified Asset that is a Newly Acquired Property (other than a Development Property or a Newly Stabilized Property), the purchase price paid for such Qualified Asset; plus

(c)    with respect to any Qualified Asset that is (1) a Development Property (until such Development Property becomes a Stabilized Property) or (2) a Newly Stabilized Property that, at such time, has been a Newly Stabilized Property for less than one full fiscal quarter, the lesser of its (i) cost or (ii) market value at such time determined in accordance with GAAP; plus

(d)    with respect to any Qualified Asset that, at such time, has been a Newly Stabilized Property for at least one full fiscal quarter but less than two full fiscal quarters, an amount equal to the portion of EBITDA for the most recent full fiscal quarter ended on or prior to such time in respect of which financial statements for such quarter or fiscal year have been or are required to be delivered pursuant to Section 7.1(a) or (b), as applicable, that is attributable to such Newly Stabilized Property multiplied by 4, divided by the Capitalization Rate (but in no event less than zero); plus

(e)    with respect to any Qualified Asset that, at such time, has been a Newly Stabilized Property for at least two full fiscal quarters but less than three full fiscal quarters, an amount equal to the portion of EBITDA for the most recent period of two full consecutive fiscal quarters ended on or prior to such time (taken as one accounting period) in

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respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 7.1(a) or (b), as applicable, that is attributable to such Newly Stabilized Property multiplied by 2, divided by the Capitalization Rate (but in no event less than zero); plus

(f)    with respect to any Qualified Asset that, at such time, has been a Newly Stabilized Property for at least three full fiscal quarters but less than four full fiscal quarters, an amount equal to the portion of EBITDA for the most recent period of three full consecutive fiscal quarters ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 7.1(a) or (b), as applicable, that is attributable to such Newly Stabilized Property multiplied by 4/3, divided by the Capitalization Rate (but in no event less than zero);

provided that:

(1)    not more than 5% of the Aggregate Qualified Asset Amount at any time may be attributable to Qualified Assets located in Restricted EU Nations, with any excess over such limit being excluded from the Aggregate Qualified Asset Amount;

(2)    not more than 30% of the Aggregate Qualified Asset Amount at any time may be attributable to Qualified Assets located in Specified Jurisdictions other than the United States, with any excess over such limit being excluded from the Aggregate Qualified Asset Amount;

(3)    not more than 20% of the Aggregate Qualified Asset Amount at any time may be attributable to Eligible Ground Lease Assets, with any excess over such limit being excluded from the Aggregate Qualified Asset Amount;

(4)    not more than 10% of the Aggregate Qualified Asset Amount at any time may be attributable to Development Properties, with any excess over such limit being excluded from the Aggregate Qualified Asset Amount;

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(5)    not more than 10% of the Aggregate Qualified Asset Amount at any time may be in respect of any single Qualified Asset, with any excess over such limit being excluded from the Aggregate Qualified Asset Amount; and

(6)    not more than 40% of Aggregate Qualified Asset Amount at any time may be attributable to the Qualified Assets described in clauses (1), (2), (3) and (4) above, with any excess over such limit being excluded from the Aggregate Qualified Asset Amount.

“Bank Credit Agreement” means the Credit Agreement dated as of March 26, 2020 among the Constituent Companies, the financial institutions from time to time parties thereto and Bank of America, N.A., as administrative agent, and any renewals, refinancings or replacements thereof.

“Capitalization Rate” means 7.50%; provided that, if any Principal Credit Facility uses a “capitalization rate” for determining asset values thereunder that is higher or lower than 7.50%, then the capitalization rate herein shall be the highest capitalization rate then applicable under any Principal Credit Facility; provided, further, that in no event may the capitalization rate herein be less than 6.75%.

“Development Property” means, as of any date of determination, Real Property under development on which the improvements related to the development have not been completed on such date; provided that such Real Property shall cease to be a Development Property upon the first to occur of (a) the date that is six full fiscal quarters following substantial completion (including issuance of a temporary or permanent certificate of occupancy for the improvements under construction permitting the use and occupancy for their regular intended uses) of such Real Property, and (b) the first day of the first fiscal quarter following the date on which such Development Property has achieved a Leased Rate of at least 85%, and shall thereafter be considered a “Stabilized Property.”

“EBITDA” means, with respect to the Parent Guarantor and its consolidated Subsidiaries, for any Reference Period, earnings before interest, tax, depreciation, depletion and amortization calculated in accordance with GAAP, as may be adjusted in accordance with the definition of “Pro Forma Basis” and at all times excluding, without duplication, (a) impairment and other non-cash charges or gains including, for the avoidance of doubt, equity in earnings (but excluding any non-cash charge in respect of an item that was included in EBITDA in a prior period and any charges that result in a write-down or write-off of inventory and excluding amortization

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expense attributable to a prepaid cash item that was paid in a prior period), (b) stock-based compensation expense, (c) gains or losses from sales of previously depreciated assets, (d) extraordinary gains or losses from foreign exchange, (e) extraordinary gains or losses from derivative instruments and (f) other extraordinary or non-recurring gains, losses or charges; provided, however, that notwithstanding anything to the contrary in this Agreement, for the purposes of determining the contribution to EBITDA of, or portion of EBITDA attributable to, any Real Property, any operating asset or any business managed or operated by the Issuer or any Subsidiary, (1) EBITDA shall equal revenues in respect of such asset, less, without duplication, (i) operating expenses in respect of such asset (exclusive of corporate-level general and administrative expenses, impairment on intangibles and long-lived assets and depreciation, depletion and amortization expenses), (ii) rent expenses in respect of such asset and (iii) the interest component of any capital lease expenses or similar fixed charges and debt service charges in respect of such asset, and shall at all times exclude extraordinary or non-recurring gains, losses or charges, and (2) solely for purposes of calculating Total Asset Value and the Aggregate Qualified Asset Amount, in no event shall EBITDA of any such Real Property, operating asset or business managed or operated by the Issuer or any Subsidiary pursuant to clause (1) be less than zero.

“Eligible Ground Leased Asset” means any Real Property that satisfies the following criteria:

(a)    such Real Property is leased pursuant to a ground lease by (1) a Qualified Asset Guarantor that has no Indebtedness outstanding (other than Pari Passu Obligations and Indebtedness arising under the Subsidiary Guaranty Agreement) or (2) in the case where such Real Property is located in a Specified Jurisdiction other than the United States, a Wholly-Owned, direct Foreign Subsidiary of a Qualified Asset Guarantor, which Foreign Subsidiary has no Indebtedness outstanding, or (3) a Qualified Asset Holder that has no Indebtedness outstanding, as lessee;

(b)    such Real Property is a Stabilized Property or a Development Property located in the United States or another Specified Jurisdiction;

(c)    such Real Property (other than any Real Property that constitutes a Development Property) is improved with one or more completed warehouse/distribution buildings that are used as dry and/or cold storage facilities and such improvements are owned by (1) such Qualified Asset Guarantor or (2) such Wholly-Owned, direct Foreign Subsidiary of a Qualified Asset Guarantor or (3) such Qualified Asset Holder;

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(d)    none of such leasehold interest or such improvements is directly or indirectly subject to any Lien or any Negative Pledge (other than (1) Liens and Negative Pledges created hereunder, (2) Permitted Pari Passu Provisions and (3) Permitted Encumbrances) and none of the Capital Stock of (i) such Qualified Asset Guarantor or (ii) such Wholly-Owned, direct Foreign Subsidiary of a Qualified Asset Guarantor or (iii) such Qualified Asset Holder (or, in any case, any income therefrom or proceeds thereof), is directly or indirectly subject to any Lien or any Negative Pledge (other than (A) Permitted Pari Passu Provisions and (B) Permitted Equity Encumbrances);

(e)    no default or event of default has occurred or with the passage of time or the giving of notice would occur under the ground lease regarding such Real Property;

(f)    the lessor under the ground lease regarding such Real Property shall not have the unilateral right to terminate such ground lease prior to the expiration of the stated term of such ground lease absent the occurrence of any casualty, condemnation or default by (1) such Qualified Asset Guarantor or (2) such Wholly-Owned, direct Foreign Subsidiary of a Qualified Asset Guarantor or (3) such Qualified Asset Holder, thereunder;

(g)    the lessee under the ground lease has the right to sublease, mortgage and encumber (subject to customary terms and limitations) its interest in such Real Property without the consent of the lessor;

(h)    the ground lease regarding such Real Property has a remaining term (inclusive of any unexercised extension options as to which there is no condition precedent to the exercise thereof other than compliance of lessee with the terms of the applicable ground lease and the giving of a notice of exercise by the lessee) of 25 years or more at any time;

(i)    such Real Property is free of any material defects and any material Environmental Liabilities and is in material compliance with all Environmental Laws;

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(j)    such Real Property is used in a business permitted under Section 10.3; and

(k)    such Real Property constitutes an “Eligible Ground Leased Asset” or similar term under each Principal Credit Facility described in clauses (a) and (b) of the definition thereof that applies eligibility requirements to ground leased properties in determining a borrowing base or what constitutes an unencumbered asset.

“Eligible Owned Asset” means any Real Property that satisfies the following criteria:

(a)    such Real Property is wholly owned in fee simple by (1) a Qualified Asset Guarantor that has no Indebtedness outstanding (other than Pari Passu Obligations and Indebtedness arising under the Subsidiary Guaranty Agreement) or (2) in the case where such Real Property is located in a Specified Jurisdiction other than the United States, a Wholly-Owned, direct Foreign Subsidiary of a Qualified Asset Guarantor, which Foreign Subsidiary has no Indebtedness outstanding, or (3) a Qualified Asset Holder that has no Indebtedness outstanding;

(b)    such Real Property is a Stabilized Property or a Development Property located in the United States or another Specified Jurisdiction;

(c)    such Real Property is free of any material defects and any material Environmental Liabilities and is in material compliance with all Environmental Laws;

(d)    such Real Property (other than any Real Property that constitutes a Development Property) is improved with one or more completed warehouse/distribution buildings that are used as dry and/or cold storage facilities;

(e)    such Real Property (and any income therefrom or proceeds thereof) is not directly or indirectly subject to any Lien or any Negative Pledge (other than (1) Liens and Negative Pledges created hereunder, (2) Permitted Pari Passu Provisions and (3) Permitted Encumbrances) and none of the Capital Stock of (i) such Qualified Asset Guarantor or (ii) such Wholly-Owned, direct Foreign Subsidiary of a Qualified Asset Guarantor or (iii) such Qualified Asset Holder (and, in any case, any income therefrom or proceeds thereof), is directly or indirectly subject to any Lien or any Negative Pledge (other than (A) Permitted Pari Passu Provisions and (B) Permitted Equity Encumbrances);

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(f)    such Real Property is used in a business permitted under Section 10.3; and

(g)    such Real Property constitutes an “Eligible Owned Asset” or similar term under each Principal Credit Facility described in clauses (a) and (b) of the definition thereof that applies eligibility requirements to owned real properties in determining a borrowing base or what constitutes an unencumbered asset.

“Newly Acquired Property” means, as of any date, a Real Property (other than a Development Property), that has been owned or ground leased by the Issuer or a Subsidiary for less than four full fiscal quarters as of such date.

“Newly Stabilized Property” means, as of any date, a Real Property owned or ground leased by the Issuer or a Subsidiary that has been a Stabilized Property for less than four full fiscal quarters as of such date.

“Permitted Acquisition” means any acquisition, whether by purchase, merger, amalgamation, consolidation or otherwise, of (a) all or substantially all of the assets of any Person, or a business line or unit or a division of any Person, or any parcel of Real Property and improvements thereto or (b) the Capital Stock of any Person such that such Person becomes a Subsidiary; provided that:

(1)    no Event of Default shall have occurred and be continuing or would result therefrom;

(2)    before and after giving effect thereto, the Parent Guarantor and its Subsidiaries are in compliance on a Pro Forma Basis with Section 10.6 and any Incorporated Covenant; and

(3)    after giving effect thereto, the Parent Guarantor and its Subsidiaries are in compliance on a Pro Forma Basis with Section 10.3 and shall have complied with the requirements of Section 9.9(a), if applicable.

“Permitted Holders” means, as of December 30, 2020, none.

“Principal Credit Facility” means, as to the Parent Guarantor and its Subsidiaries,

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(a)    the Bank Credit Agreement, including any renewals, refinancings and replacements thereof;

(b)    if (1) the Bank Credit Agreement is no longer in effect or (2) if the sum of (i) the aggregate outstanding principal amount of loans under the Bank Credit Agreement and (ii) the unfunded commitments under the Bank Credit Agreement is less than $500,000,000 (or the equivalent of such amount in the relevant currency of payment, determined as of the date of the closing of the then current Bank Credit Agreement based on the exchange rate of such other currency), then (A) in the case of clause (1), the “Principal Credit Facility” shall mean the largest credit facility, based upon commitments, in respect of Recourse Indebtedness for borrowed money of the Parent Guarantor or any Subsidiary, or in respect of which the Parent Guarantor or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support and (B) in the case of clause (2), “Principal Credit Facility” shall mean the Bank Credit Agreement and the largest credit facility (not including the Bank Credit Agreement), based upon commitments, in respect of Recourse Indebtedness for borrowed money of the Parent Guarantor or any Subsidiary, or in respect of which the Parent Guarantor or any Subsidiary is an obligor or otherwise provides a guarantee or other credit support;

(c)    the Note and Guaranty Agreement dated as of May 7, 2019 among the Constituent Companies and the purchasers named therein, including any renewals, refinancings and replacements thereof;

(d)    the Note and Guaranty Agreement dated as of December 30, 2020 among the Constituent Companies and the purchasers named therein, including any renewals, refinancings and replacements thereof; and

(e)    any other note purchase agreement or similar document, instrument or agreement executed in connection with a private placement debt financing, regardless of the principal amount outstanding thereunder from time to time, in each case including any renewals, refinancings and replacements thereof.

“Restricted EU Nation” means (a) any member state of the European Union that was not such a member state prior to April 30, 2004 and (b) each of Portugal, Ireland, Italy, Greece and Spain.

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“Specified Jurisdiction” means each of Australia, Canada, New Zealand, the United States, the United Kingdom and any nation that is a member state of the European Union, together with any other jurisdiction as may be agreed to by the Required Holders.

“Total Asset Value” means, at any time, without duplication, the sum of

(a)    with respect to Real Property (other than Newly Acquired Properties, Development Properties and Newly Stabilized Properties) that is owned or ground leased by the Issuer or any Subsidiary and used in a business permitted under Section 10.3, the sum of the Eligible Values at such time of each such Real Property, plus

(b)    with respect to each operating asset owned or leased by the Issuer or any Subsidiary and used in a business permitted under Section 10.3, the sum of the portion of EBITDA attributable to each such asset for the most recently ended Reference Period multiplied by (1) with respect to any limestone quarry operating asset, 6.0, or (2) with respect to any other operating asset, 8.0; provided that with respect to any operating asset owned or leased by the Issuer or such Subsidiary for less than four full fiscal quarters at such time such amount shall be equal to the purchase price paid for such asset; plus

(c)    with respect to any Newly Acquired Property (other than a Development Property or a Newly Stabilized Property), the purchase price paid for such Real Property; plus

(d)    with respect to any (1) Development Property (until such Development Property becomes a Stabilized Property) and (2) Newly Stabilized Property that, at such time, has been a Newly Stabilized Property for less than one full fiscal quarter, the lesser of (i) cost or (ii) market value at such time determined in accordance with GAAP; plus

(e)    with respect to any Newly Stabilized Property that, at such time, has been a Newly Stabilized Property for at least one full fiscal quarter but less than two full fiscal quarters, an amount equal to the portion of EBITDA for the most recent full fiscal quarter ended on or prior to such time in respect of which financial statements for such quarter or fiscal year have been or are required to be delivered pursuant to Section 7.1(a) or (b), as applicable, that is attributable to such Newly Stabilized Property multiplied by 4, divided by the Capitalization Rate (but in no event less than zero); plus

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(f)    with respect to any Newly Stabilized Property that, at such time, has been a Newly Stabilized Property for at least two full fiscal quarters but less than three full fiscal quarters, an amount equal to the portion of EBITDA for the most recent period of two full consecutive fiscal quarters ended on or prior to such time (taken as one accounting period) in respect of which financial statements for such each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 7.1(a) or (b), as applicable, that is attributable to such Newly Stabilized Property multiplied by 2, divided by the Capitalization Rate (but in no event less than zero); plus

(g)    with respect to any Newly Stabilized Property that, at such time, has been a Newly Stabilized Property for at least three full fiscal quarters but less than four full fiscal quarters, an amount equal to the portion of EBITDA for the most recent period of three full consecutive fiscal quarters ended on or prior to such time (taken as one accounting period) in respect of which financial statements for each quarter or fiscal year in such period have been or are required to be delivered pursuant to Section 7.1(a) or (b), as applicable, that is attributable to such Newly Stabilized Property multiplied by 4/3, divided by the Capitalization Rate (but in no event less than zero); plus

(h)    with respect to any business managed by the Issuer or any Subsidiary and any business operated by the Issuer or any Subsidiary as part of such Person’s transportation business segment, in each case, to the extent such business is permitted under Section 10.3, the sum of the portion of EBITDA attributable to each such business for the most recently ended Reference Period multiplied by 8.0;

provided that (1) not more than 30% of the Total Asset Value at any time may be attributable to Real Property located in Specified Jurisdictions other than the United States, with any excess over such limit being excluded from the Total Asset Value, (2) not more than 25% of the Total Asset Value at any time may be attributable to, without duplication, (i) Development Properties and (ii) Real Properties that are owned or operated by a Person that is not a Wholly-Owned Subsidiary of the Company, with any excess over such limit being excluded from the Total Asset Value and (3) not more than 15% of the Total Asset Value at any time may be attributable to Development Properties, with any excess over such limit being excluded from the Total Asset Value.

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1.7.    Schedule A to the Note Agreement shall be and hereby is amended by deleting the definitions of “Consolidated Secured Recourse Indebtedness,” “Secured Recourse Indebtedness,” and “Secured Recourse Leverage Ratio” therein.

SECTION 2.    REPRESENTATIONS AND WARRANTIES OF THE CONSTITUENT COMPANIES. To induce the Required Holders to execute and deliver this Amendment (which representations shall survive the execution and delivery of this Amendment), each Constituent Company represents and warrants to the Noteholders that:

(a)    this Amendment has been duly authorized by all necessary corporate or limited partnership action on the part of each Constituent Company and duly executed and delivered by each Constituent Company, and this Amendment and the Note Agreement, as amended by this Amendment, constitute the legal, valid and binding obligations of each Constituent Company, enforceable against such Person in accordance with their respective terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(b)    the execution and delivery of this Amendment by each Constituent Company and the performance hereof and of the Note Agreement, as amended by this Amendment, will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Parent Guarantor or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, regulations or by-laws, shareholders agreement or any other agreement or instrument to which the Parent Guarantor or any Subsidiary is bound or by which the Parent Guarantor or any Subsidiary or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority applicable to the Parent Guarantor or any Subsidiary or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Parent Guarantor or any Subsidiary;

(c)    no consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution and delivery of this Amendment or the performance hereof or of the Note Agreement, as amended by this Amendment, by either Constituent Company;

(d)    as of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred which is continuing; and

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(e)    each of the representations and warranties of the Constituent Companies set forth in the Section 5 of the Note Agreement is correct in all material respects (or in all respects, to the extent such representation and warranty is qualified by materiality) as of the date hereof, except to the extent any such representation and warranty that speaks as of a specific earlier date, in which case it was true and correct in all material respects (or in all respects, to the extent such representation and warranty is qualified by materiality) as of such earlier date).

SECTION 3.    CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall become effective upon the satisfaction of the following conditions:

(a)    execution and delivery of this Amendment by the Constituent Companies and the Required Holders;

(b)    executed counterparts of an amendment to the Note and Guaranty Agreement dated as of May 7, 2019, duly executed by the Constituent Companies and the holders of the Notes thereunder, substantially identical to this Amendment, shall have been delivered to the Noteholders;

(c)    executed counterparts of the Note and Guaranty Agreement dated as of December 30, 2020, duly executed by the Constituent Companies and the Purchasers named therein, shall have been delivered to the Noteholders, and the conditions to closing thereunder shall have been satisfied;

(d)    the Constituent Companies shall have paid the fees, charges and disbursements of Schiff Hardin LLP, special counsel to the Noteholders, in connection with the review, negotiation, execution and delivery of this Amendment to the extent that the Constituent Companies shall have received an invoice therefor at least one Business Day prior to the date of this Amendment; and

(e)    the representations and warranties of each Constituent Company set forth in Section 2 hereof shall be true and correct on and with respect to the date hereof.

SECTION 4.    REAFFIRMATION OF SUBSIDIARY GUARANTY AGREEMENT. By its execution and delivery hereof, each Subsidiary Guarantor hereby acknowledges and agrees to this Amendment and reaffirms its obligations under the Subsidiary Guaranty Agreement.

SECTION 5.    EFFECT OF AMENDMENT. Except as set forth expressly herein, all terms of the Note Agreement, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Constituent Companies. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Noteholders under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement. From and after the date hereof, all references to the Note Agreement shall mean the Note Agreement as modified by this Amendment. This Amendment is limited solely to the specific matters listed herein and shall not be deemed to be a waiver of any Default or Event of Default presently or hereafter existing or an amendment of or consent to departure from any other provisions of the Note Agreement.

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SECTION 6.    GOVERNING LAW. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would permit the application of the laws of a jurisdiction other than such State.

SECTION 7.    NO NOVATION. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.

SECTION 8.    COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto. The parties agree to electronic contracting and signatures with respect to this Amendment. Delivery of an electronic signature to, or a signed copy of, this Amendment by facsimile, email or other electronic transmission shall be fully binding on the parties to the same extent as the delivery of the signed originals and shall be admissible into evidence for all purposes. Notwithstanding the foregoing, if any Noteholder shall request manually signed counterpart signatures to this Amendment, the Constituent Companies hereby agree to use their reasonable endeavors to provide such manually signed signature pages as soon as reasonably practicable.

SECTION 9.    BINDING NATURE. This Amendment shall be binding upon and inure to the benefit of the parties hereto, any other holders of Notes from time to time and their respective successors, successors-in-titles, and assigns.

SECTION 10.    ENTIRE UNDERSTANDING. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

AMERICOLD REALTY OPERATING PARTNERSHIP, L.P.

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

AMERICOLD REALTY TRUST

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Signature Page to Second Amendment to Note and Guaranty Agreement]

AMERICOLD REALTY OPERATIONS, INC.
AMERICOLD TRS PARENT, LLC
ART AL HOLDING, LLC
VERSACOLD USA, LLC
AMERICOLD REAL ESTATE, L.P.
AMERICOLD LOGISTICS, LLC
SAVANNAH COLD STORAGE, LLC
LANIER COLD STORAGE, LLC
AMERICOLD AUSTRALIAN HOLDINGS PTY LTD
ICECAP PROPERTIES NZ LIMITED
NOVA COLD LOGISTICS ULC
CHAMBERSBURG COLD STORAGE LIMITED PARTNERSHIP
MHW GROUP AT PERRYVILLE, LLC

By:	/s/ Marc J. Smernoff
Name: Marc J. Smernoff
Title: Chief Financial Officer

[Signature Page to Second Amendment to Note and Guaranty Agreement]

Executed by Americold Australian Holdings Pty

Ltd ACN 117 491 291 in accordance with

section 127(1) of the Corporations Act 2001

(Cth):

/s/ Richard Charles Winnall
Signature of director	Signature of director

Richard Charles Winnall
Name (please print)	Name (please print)

Executed by Americold Australian Holdings Pty

Ltd ACN 117 491 291 in accordance with

section 127(1) of the Corporations Act 2001

(Cth):

/s/ Jim Snyder
Signature of director	Signature of director

Name (please print)	James Conrad Snyder Name (please print)

ICECAP PROPERTIES NZ LIMITED

By:	/s/ Richard Charles Winnall
Name: Richard Charles Winnall
Title: Director

By:	/s/ Jim Snyder
Name: James Conrad Snyder
Title: Director & Secretary

NEW YORK LIFE INSURANCE COMPANY

By:	/s/ Andrew Leisman
Name: Andrew Leisman
Title: Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

By:	NYL Investors LLC, its Investment Manager

By:	/s/ Andrew Leisman
Name: Andrew Leisman
Title: Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 30C)

By:	NYL Investors LLC, its Investment Manager

By:	/s/ Andrew Leisman
Name: Andrew Leisman
Title: Senior Director

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION INSTITUTIONALLY OWNED LIFE INSURANCE SEPARATE ACCOUNT (BOLI 3-2)

By:	NYL Investors LLC, its Investment Manager

By:	/s/ Andrew Leisman
Name: Andrew Leisman
Title: Senior Director

THE BANK OF NEW YORK MELLON, A BANKING CORPORATION ORGANIZED UNDER THE LAWS OF NEW YORK, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE UNDER THAT CERTAIN TRUST AGREEMENT DATED AS OF JULY 1ST, 2015 BETWEEN NEW YORK LIFE INSURANCE COMPANY, AS GRANTOR, JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.), AS BENEFICIARY, JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK, AS BENEFICIARY, AND THE BANK OF NEW YORK MELLON, AS TRUSTEE

By:	New York Life Insurance Company, its attorney-in-fact

By:	/s/ Andrew Leisman
Name: Andrew Leisman
Title: Corporate Vice President

[Signature Page to Second Amendment to Note and Guaranty Agreement]

MIDLAND NATIONAL LIFE INSURANCE COMPANY
NORTH AMERICAN COMPANY FOR LIFE AND HEALTH INSURANCE

By:	Guggenheim Partners Investment Management, LLC

By:	/s/ Kevin M Robinson
Name: Kevin M Robinson
Title: Attorney-in-fact

WILCAC LIFE INSURANCE COMPANY WILTON REASSURANCE COMPANY HORACE MANN LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC, as Advisor

By:	/s/ Kevin M Robinson
Name: Kevin M Robinson
Title: Attorney-in-fact

GUARANTY INCOME LIFE INSURANCE COMPANY UNITED LIFE INSURANCE COMPANY COMMONWEALTH ANNUITY AND LIFE INSURANCE COMPANY

By:	Guggenheim Partners Investment Management, LLC, as Manager

By:	/s/ Kevin M Robinson
Name: Kevin M Robinson
Title: Attorney-in-fact

[Signature Page to Second Amendment to Note and Guaranty Agreement]

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York domiciled life insurance company

By:	Nuveen Alternatives Advisors LLC, a Delaware limited liability company, its investment manager

By:	/s/ Jeffrey Hughes
Name: Jeffrey Hughes
Title: Senior Director

[Signature Page to Second Amendment to Note and Guaranty Agreement]

ATHENE ANNUITY AND LIFE COMPANY
ATHENE ANNUITY & LIFE ASSURANCE COMPANY
ATHENE ANNUITY & LIFE ASSURANCE COMPANY OF NEW YORK
VOYA INSURANCE AND ANNUITY COMPANY
LIFE INSURANCE COMPANY OF THE SOUTHWEST
AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY
MIDLAND NATIONAL LIFE INSURANCE COMPANY

By:	Apollo Insurance Solutions Group LP, its investment adviser
By:	Apollo Capital Management, L.P., its sub adviser
By:	Apollo Capital Management GP, LLC, its General Partner

By:	/s/ Joseph D. Glatt
Name: Joseph D. Glatt
Title: Vice President

[Signature Page to Second Amendment to Note and Guaranty Agreement]

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY
By: Barings LLC as Investment Adviser

/s/ Patrick M. Manseua
By: Patrick M. Manseua
Title: Managing Director

YF LIFE INSURANCE INTERNATIONAL LIMITED
By: Barings LLC as Investment Adviser

/s/ Patrick M. Manseua
By: Patrick M. Manseau
Title: Managing Director

[Signature Page to Second Amendment to Note and Guaranty Agreement]

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Kumrija Ganic
Name: Kumrija Ganic
Title: Investment Officer

GENWORTH LIFE INSURANCE COMPANY

By:	/s/ Kumrija Ganic
Name: Kumrija Ganic
Title: Investment Officer

[Signature Page to Second Amendment to Note and Guaranty Agreement]

MINNESOTA LIFE INSURANCE COMPANY
OPTUM BANK, INC.
ALLIANCE UNITED INSURANCE COMPANY
SECURIAN LIFE INSURANCE COMPANY
UNITED INSURANCE COMPANY OF AMERICA
AMERICAN REPUBLIC INSURANCE COMPANY
CATHOLIC UNITED FINANCIAL
UNITEDHEALTHCARE INSURANCE COMPANY
DELTA DENTAL OF MINNESOTA
NEW ERA LIFE INSURANCE COMPANY

By:	Securian Asset Management, Inc.

By:	/s/ Robin J. Lenarz
Name: Robin J. Lenarz
Title: Vice President

[Signature Page to Second Amendment to Note and Guaranty Agreement]

AMERICAN EQUITY INVESTMENT LIFE INSURANCE COMPANY
EAGLE LIFE INSURANCE COMPANY

By:	/s/ Sashsa Kamper
Name: Sashsa Kamper
Title: Authorized Signatory

[Signature Page to Second Amendment to Note and Guaranty Agreement]

NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY

By:	/s/ Mary Beth Cadle
Name: Mary Beth Cadle
Title: Authorized Signatory

[Signature Page to Second Amendment to Note and Guaranty Agreement]

UNITED OF OMAHA LIFE INSURANCE COMPANY

By:	/s/ Lee Martin
Name: Lee Martin
Title: Vice President

[Signature Page to Second Amendment to Note and Guaranty Agreement]

ENSIGN PEAK ADVISORS, INC.

By	/s/ Matthew D. Dall
Name:	Matthew D. Dall
Title:	Head of Credit Research

[Signature Page to Second Amendment to Note and Guaranty Agreement]

TRANSAMERICA LIFE INSURANCE COMPANY

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name: Josh Prieskorn
Title: Vice President

TRANSAMERICA LIFE (BERMUDA) LTD

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name: Josh Prieskorn
Title: Vice President

TLIC OAKBROOK REINSURANCE INC

By:	AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name: Josh Prieskorn
Title: Vice President

[Signature Page to Second Amendment to Note and Guaranty Agreement]

THE GUARDIAN LIFE INSURANCE COMPANY OF AMERICA

By	/s/ Barry Scheinholtz
Name: Barry Scheinholtz
Title: Managing Director

BERKSHIRE LIFE INSURANCE COMPANY OF AMERICA

By	/s/ Barry Scheinholtz
Name: Barry Scheinholtz
Title: Managing Director

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

By	/s/ Barry Scheinholtz
Name: Barry Scheinholtz
Title: Managing Director

[Signature Page to Second Amendment to Note and Guaranty Agreement]

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY

By	/s/ Ward Argust
Name: Ward Argust
Title: Assistant Vice President, Investments

[Signature Page to Second Amendment to Note and Guaranty Agreement]

MODERN WOODMEN OF AMERICA

By	/s/ Aaron R. Birkland
Name: Aaron R. Birkland
Title: Portfolio Manager, Private Placements

By	/s/ Brett M. Van
Name: Brett M. Van
Title: Chief Investment Officer & Treasurer

[Signature Page to Second Amendment to Note and Guaranty Agreement]

AMERICO FINANCIAL LIFE & ANNUITY INSURANCE COMPANY

By	/s/ Gregory Hamilton
Name: Gregory Hamilton
Title: SVP & Chief Investment Officer

[Signature Page to Second Amendment to Note and Guaranty Agreement]

AMERITAS LIFE INSURANCE CORP.
AMERITAS LIFE INSURANCE CORP. OF NEW YORK

By: Ameritas Investment Partners Inc., as Agent

By:	/s/ Tina Udell
Name: Tina Udell
Title: Vice President & Managing Director

[Signature Page to Second Amendment to Note and Guaranty Agreement]

CMFG LIFE INSURANCE COMPANY

By:	MEMBERS Capital Advisors, Inc. acting as Investment Advisor

By:	/s/ Allen R. Cantrell
Name: Allen R. Cantrell
Title: Managing Director, Investments

[Signature Page to Second Amendment to Note and Guaranty Agreement]

THE OHIO NATIONAL LIFE INSURANCE COMPANY
OHIO NATIONAL LIFE ASSURANCE CORPORATION

By:	/s/ Brenda Kalb
Name: Brenda Kalb
Title: Vice President

[Signature Page to Second Amendment to Note and Guaranty Agreement]